AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1, dated as of February 3, 2017 (this “Amendment”), amends the Registration Rights Agreement, dated as of November 30, 2015 (the “Registration Rights Agreement”), by and among CSRA Inc. (the “Company”), Dr. Ernst Volgenau, EVSH LLC, Providence Equity Partners VI LP, Providence Equity Partners VI-A LP (together with Providence Equity Partners VI LP, “Providence”) and the other persons party thereto. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Registration Rights Agreement.

RECITALS

Pursuant to Section 7.5 of the Registration Rights Agreement, CSRA and Providence wish to amend certain provisions of the Registration Rights Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements set forth in the Registration Rights Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CSRA and Providence, each intending to be legally bound, do hereby agree as follows:

1.    Section 7.5 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“This Agreement may be amended, modified, extended, terminated or waived (an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by CSRA and the holders of a majority of the Stockholder Registrable Securities. Each such Amendment shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 7.5, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.”

2.    Except as expressly set forth herein, the Registration Rights Agreement will be and is unchanged and will remain in full force and effect. On and after the date hereof, each reference in the Registration Rights Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Registration Rights Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Registration Rights Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

3.    This Amendment shall be governed by and construed in accordance with the Registration Rights Agreement.

4.    This Amendment may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier, or electronically scanned and transmitted in a .pdf file format, is to be treated as an original document.

5.    All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

CSRA INC.

By:    /s/ William J. Haynes II
Name: William J. Haynes II
Title:     Executive Vice President, General Counsel and
Secretary

PROVIDENCE:

PROVIDENCE EQUITY PARTNERS VI L.P.

By: Providence Equity GP VI L.P.
its General Partner

By: Providence Equity Partners VI L.L.C.
its General Partner

By: /s/ Christopher Ragona_
Name: Christopher Ragona
Title: Managing Director

PROVIDENCE EQUITY PARTNERS VI-A L.P.

By: Providence Equity GP VI L.P.
its General Partner

By: Providence Equity Partners VI L.L.C.
its General Partner

By: /s/ Christopher Ragona_
Name: Christopher Ragona
Title: Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]